                           $187,626,000 (approximate)

                        Oakwood Mortgage Investors, Inc.
           Senior/Subordinate Pass-Through Certificates, Series 1996-B

                        Oakwood Mortgage Investors, Inc.
                                     Seller

                         Oakwood Acceptance Corporation
                                    Servicer
                       $45,290,000 (Approximate) [ ]% A-1
                       $35,585,000 (Approximate) [ ]% A-2
                       $32,350,000 (Approximate) [ ]% A-3
                       $22,642,000 (Approximate) [ ]% A-4
                       $32,350,000 (Approximate) [ ]% A-5
                       $19,409,000 (Approximate) [ ]% A-6

The attached information (the "Computational Materials") is privileged and confidential and is being provided by Greenwich Capital Markets, Inc. for use by the addressee only. These Computational Materials have been prepared in connection with the issuance of the securities described therein which represent undivided beneficial interests in a certain pool of manufactured housing contracts (the "Pool"). These Computational Materials are based in part on information provided by Oakwood Mortgage Investors, Inc., with respect to the expected characteristics of the Pool. These materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. NO ASSURANCE CAN BE GIVEN AND NO REPRESENTATION IS MADE AS TO THE ACCURACY, APPROPRIATENESS OR COMPLETENESS OF THESE MATERIALS IN ANY PARTICULAR CONTEXT, NOR AS TO WHETHER THE COMPUTATIONAL MATERIALS AND/OR THE ASSUMPTIONS UPON WHICH THEY ARE BASED REFLECT PRESENT MARKET CONDITIONS OR FUTURE MARKET PERFORMANCE. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. These materials do not constitute an offer to sell or the solicitation of an offer to buy any security or instrument or to participate in any particular trading strategy, nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. In the event of any such offering, these Computational Materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, in their entirety by the final prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B

 COMPUTATIONAL MATERIALS:
 PRICE/YIELD TABLES


ASSUMED ASSET CHARACTERISTICS
(SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULED PRINCIPAL
                                                      BALANCE AS OF                    ORIGINAL TERM TO
                                                       CUT-OFF DATE                    MATURITY (MONTHS)   SEASONING
         POOL                                                             ASSET RATE                        (MONTHS)
- -------------------------------------------------------------------------------------------------------------------------
1                                                       $16,134,762          12.46%           100               5
2                                                       $52,431,822          12.46            173              29
3                                                       $69,169,810          11.58            240               2
4                                                       $57,680,016          10.28            310               2
5    Step-up Rate Loans(1)                              $20,245,886           8.16            250               1
        TOTAL                                          $215,662,295          11.19%           233               8
- -------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Step-up Period on the first Asset Rate increase is approximately 11 months. The weighted average step-up Period to the second Asset Rate increase is approximately 23 months. The weighted average Asset Rate increase for each period is approximatly 1.44%



THIS MEMORANDUM IS BASED ON INFORMATION GENERALLY AVAILABLE TO THE PUBLIC FROM SOURCES BELIEVED TO BE RELIABLE. NO REPRESENTATION IS MADE THAT IT IS ACCURATE OR COMPLETE. CERTAIN ASSUMPTIONS MAY HAVE BEEN MADE IN THIS ANALYSIS WHICH HAVE RESULTED IN ANY RETURNS DETAILED HEREIN. NO REPRESENTATION IS MADE THAT ANY RETURNS INDICATED WILL BE ACHIEVED. CHANGES TO THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON ANY RETURNS DETAILED. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RETURNS. PRICE AND AVAILABILITY ARE SUBJECT TO CHANGE WITHOUT NOTICE. THE FOREGOING HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES, AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWICH CAPITAL MARKETS, INC. AND/OR ITS AFFILIATES MAY HAVE POSITIONS IN, AND EFFECT TRANSACTIONS IN SECURITIES AND INSTRUMENTS OF ISSUERS MENTIONED HEREIN AND MAY ALSO PROVIDE OR SEEK TO PROVIDE SIGNIFICANT ADVICE OR INVESTMENT SERVICES, INCLUDING INVESTMENT BANKING, FOR THE ISSUERS OF SUCH SECURITIES AND INSTRUMENTS. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST BY CALLING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-1 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                         1.71     1.45       1.11    0.90      0.65       Weighted Average Life (years)
                                        08/96    08/96      08/96   08/96     08/96        First Principal Payment Date
                                        11/99    05/99      09/98   05/98     11/97         Last Principal Payment Date
99.00                                    6.357    6.468      6.691   6.915     7.368              Yield to Maturity (%)
99.25                                    6.195    6.279      6.446   6.614     6.955              Yield to Maturity (%)
99.50                                    6.033    6.090      6.202   6.315     6.543              Yield to Maturity (%)
99.75                                    5.873    5.902      5.959   6.018     6.134              Yield to Maturity (%)
100.00                                   5.713    5.714      5.717   5.721     5.727              Yield to Maturity (%)
100.25                                   5.553    5.528      5.476   5.427     5.322              Yield to Maturity (%)
100.50                                   5.395    5.342      5.237   5.133     4.919              Yield to Maturity (%)
100.75                                   5.237    5.157      4.999   4.841     4.518              Yield to Maturity (%)
101.00                                   5.079    4.973      4.761   4.551     4.120              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------


CLASS A-2 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                           4.63     3.97      3.06     2.48      1.80     Weighted Average Life (years)
                                          11/99    05/99     09/98    05/98     11/97      First Principal Payment Date
                                          07/02    09/01     07/00    10/99     11/98       Last Principal Payment Date
99.00                                     7.243    7.270     7.327    7.384     7.500             Yield to Maturity (%)
99.25                                     7.177    7.195     7.232    7.270     7.346             Yield to Maturity (%)
99.50                                     7.112    7.120     7.138    7.156     7.192             Yield to Maturity (%)
99.75                                     7.046    7.045     7.044    7.042     7.039             Yield to Maturity (%)
100.00                                    6.981    6.971     6.950    6.929     6.886             Yield to Maturity (%)
100.25                                    6.916    6.896     6.856    6.816     6.734             Yield to Maturity (%)
100.50                                    6.851    6.822     6.763    6.703     6.582             Yield to Maturity (%)
100.75                                    6.786    6.749     6.670    6.591     6.431             Yield to Maturity (%)
101.00                                    6.722    6.675     6.578    6.479     6.280             Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------


THIS MEMORANDUM IS BASED ON INFORMATION GENERALLY AVAILABLE TO THE PUBLIC FROM SOURCES BELIEVED TO BE RELIABLE. NO REPRESENTATION IS MADE THAT IT IS ACCURATE OR COMPLETE. CERTAIN ASSUMPTIONS MAY HAVE BEEN MADE IN THIS ANALYSIS WHICH HAVE RESULTED IN ANY RETURNS DETAILED HEREIN. NO REPRESENTATION IS MADE THAT ANY RETURNS INDICATED WILL BE ACHIEVED. CHANGES TO THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON ANY RETURNS DETAILED. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RETURNS. PRICE AND AVAILABILITY ARE SUBJECT TO CHANGE WITHOUT NOTICE. THE FOREGOING HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES, AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWICH CAPITAL MARKETS, INC. AND/OR ITS AFFILIATES MAY HAVE POSITIONS IN, AND EFFECT TRANSACTIONS IN SECURITIES AND INSTRUMENTS OF ISSUERS MENTIONED HEREIN AND MAY ALSO PROVIDE OR SEEK TO PROVIDE SIGNIFICANT ADVICE OR INVESTMENT SERVICES, INCLUDING INVESTMENT BANKING, FOR THE ISSUERS OF SUCH SECURITIES AND INSTRUMENTS. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST BY CALLING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-3 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                           7.26     6.37      5.04     4.04      2.90     Weighted Average Life (years)
                                          07/02    09/01     07/00    10/99     11/98      First Principal Payment Date
                                          05/05    05/04     11/02    08/01     02/00       Last Principal Payment Date
99.00                                    7.441    7.455     7.486    7.522     7.594              Yield to Maturity (%)
99.25                                    7.395    7.404     7.424    7.448     7.495              Yield to Maturity (%)
99.50                                    7.349    7.353     7.363    7.374     7.396              Yield to Maturity (%)
99.75                                    7.303    7.303     7.301    7.300     7.297              Yield to Maturity (%)
100.00                                   7.258    7.252     7.240    7.226     7.198              Yield to Maturity (%)
100.25                                   7.212    7.202     7.179    7.153     7.100              Yield to Maturity (%)
100.50                                   7.167    7.151     7.119    7.080     7.002              Yield to Maturity (%)
100.75                                   7.121    7.101     7.058    7.007     6.905              Yield to Maturity (%)
101.00                                   7.076    7.051     6.998    6.934     6.808              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

CLASS A-4 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------

                                          10.06     8.98      7.29     5.92      4.03     Weighted Average Life (years)
                                          05/05    05/04     11/02    08/01     02/00      First Principal Payment Date
                                          11/07    10/06     12/04    06/03     03/01       Last Principal Payment Date
99.00                                    7.722    7.731     7.749    7.772     7.830              Yield to Maturity (%)
99.25                                    7.685    7.691     7.703    7.718     7.755              Yield to Maturity (%)
99.50                                    7.649    7.651     7.657    7.663     7.680              Yield to Maturity (%)
99.75                                    7.612    7.611     7.610    7.609     7.606              Yield to Maturity (%)
100.00                                   7.575    7.572     7.564    7.555     7.531              Yield to Maturity (%)
100.25                                   7.539    7.533     7.519    7.501     7.457              Yield to Maturity (%)
100.50                                   7.503    7.493     7.473    7.447     7.384              Yield to Maturity (%)
100.75                                   7.466    7.454     7.427    7.394     7.310              Yield to Maturity (%)
101.00                                   7.430    7.415     7.382    7.340     7.237              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------


THIS MEMORANDUM IS BASED ON INFORMATION GENERALLY AVAILABLE TO THE PUBLIC FROM SOURCES BELIEVED TO BE RELIABLE. NO REPRESENTATION IS MADE THAT IT IS ACCURATE OR COMPLETE. CERTAIN ASSUMPTIONS MAY HAVE BEEN MADE IN THIS ANALYSIS WHICH HAVE RESULTED IN ANY RETURNS DETAILED HEREIN. NO REPRESENTATION IS MADE THAT ANY RETURNS INDICATED WILL BE ACHIEVED. CHANGES TO THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON ANY RETURNS DETAILED. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RETURNS. PRICE AND AVAILABILITY ARE SUBJECT TO CHANGE WITHOUT NOTICE. THE FOREGOING HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES, AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWICH CAPITAL MARKETS, INC. AND/OR ITS AFFILIATES MAY HAVE POSITIONS IN, AND EFFECT TRANSACTIONS IN SECURITIES AND INSTRUMENTS OF ISSUERS MENTIONED HEREIN AND MAY ALSO PROVIDE OR SEEK TO PROVIDE SIGNIFICANT ADVICE OR INVESTMENT SERVICES, INCLUDING INVESTMENT BANKING, FOR THE ISSUERS OF SUCH SECURITIES AND INSTRUMENTS. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST BY CALLING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-5 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------

                                          13.83    12.53     10.47     8.78      6.18     Weighted Average Life (years)
                                          11/07    10/06     12/04    06/03     03/01      First Principal Payment Date
                                          05/13    02/12     08/09    09/07     09/04       Last Principal Payment Date
99.00                                    8.014    8.019     8.029    8.042     8.076              Yield to Maturity (%)
99.25                                    7.983    7.986     7.993    8.001     8.023              Yield to Maturity (%)
99.50                                    7.952    7.953     7.956    7.960     7.970              Yield to Maturity (%)
99.75                                    7.921    7.921     7.920    7.919     7.916              Yield to Maturity (%)
100.00                                   7.891    7.888     7.884    7.878     7.863              Yield to Maturity (%)
100.25                                   7.860    7.856     7.848    7.838     7.811              Yield to Maturity (%)
100.50                                   7.830    7.824     7.812    7.797     7.758              Yield to Maturity (%)
100.75                                   7.799    7.792     7.776    7.757     7.706              Yield to Maturity (%)
101.00                                   7.769    7.760     7.740    7.716     7.653              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

CLASS A-6 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE) (TO THE 10% CALL)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                          16.96    15.80     13.38    11.45      8.88     Weighted Average Life (years)
                                          05/13    02/12     08/09    09/07     09/04      First Principal Payment Date
                                          07/13    05/12     12/09    01/08     07/05       Last Principal Payment Date
99.00                                    8.626    8.629     8.636    8.644     8.660              Yield to Maturity (%)
99.25                                    8.597    8.599     8.603    8.608     8.619              Yield to Maturity (%)
99.50                                    8.568    8.569     8.571    8.573     8.577              Yield to Maturity (%)
99.75                                    8.540    8.539     8.538    8.537     8.536              Yield to Maturity (%)
100.00                                   8.511    8.510     8.506    8.502     8.494              Yield to Maturity (%)
100.25                                   8.482    8.480     8.474    8.467     8.453              Yield to Maturity (%)
100.50                                   8.454    8.451     8.442    8.432     8.412              Yield to Maturity (%)
100.75                                   8.426    8.422     8.410    8.398     8.371              Yield to Maturity (%)
101.00                                   8.398    8.392     8.379    8.363     8.330              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

THIS MEMORANDUM IS BASED ON INFORMATION GENERALLY AVAILABLE TO THE PUBLIC FROM SOURCES BELIEVED TO BE RELIABLE. NO REPRESENTATION IS MADE THAT IT IS ACCURATE OR COMPLETE. CERTAIN ASSUMPTIONS MAY HAVE BEEN MADE IN THIS ANALYSIS WHICH HAVE RESULTED IN ANY RETURNS DETAILED HEREIN. NO REPRESENTATION IS MADE THAT ANY RETURNS INDICATED WILL BE ACHIEVED. CHANGES TO THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON ANY RETURNS DETAILED. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RETURNS. PRICE AND AVAILABILITY ARE SUBJECT TO CHANGE WITHOUT NOTICE. THE FOREGOING HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES, AND IS NOT AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWICH CAPITAL MARKETS, INC. AND/OR ITS AFFILIATES MAY HAVE POSITIONS IN, AND EFFECT TRANSACTIONS IN SECURITIES AND INSTRUMENTS OF ISSUERS MENTIONED HEREIN AND MAY ALSO PROVIDE OR SEEK TO PROVIDE SIGNIFICANT ADVICE OR INVESTMENT SERVICES, INCLUDING INVESTMENT BANKING, FOR THE ISSUERS OF SUCH SECURITIES AND INSTRUMENTS. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST BY CALLING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B

 COMPUTATIONAL MATERIALS:
 PRICE/YIELD TABLES


ASSUMED ASSET CHARACTERISTICS
(SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULED PRINCIPAL
                                                      BALANCE AS OF                    ORIGINAL TERM TO
                                                       CUT-OFF DATE                    MATURITY (MONTHS)   SEASONING
         POOL                                                             ASSET RATE                        (MONTHS)
- -------------------------------------------------------------------------------------------------------------------------
1                                                       $16,134,762          12.46%           100               5
2                                                       $52,431,822          12.46            173              29
3                                                       $69,169,810          11.58            240               2
4                                                       $57,680,016          10.28            310               2
5    Step-up Rate Loans(1)                              $20,245,886           8.16            250               1
        TOTAL                                          $215,662,295          11.19%           233               8
- -------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Step-up Period on the first Asset Rate increase is approximately 11 months. The weighted average step-up Period to the second Asset Rate increase is approximately 23 months. The weighted average Asset Rate increase for each period is approximatly 1.44%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may no be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-1 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                         1.71     1.45       1.11    0.90      0.65       Weighted Average Life (years)
                                        08/96    08/96      08/96   08/96     08/96        First Principal Payment Date
                                        11/99    05/99      09/98   05/98     11/97         Last Principal Payment Date
99.00                                    6.357    6.468      6.691   6.915     7.368              Yield to Maturity (%)
99.25                                    6.195    6.279      6.446   6.614     6.955              Yield to Maturity (%)
99.50                                    6.033    6.090      6.202   6.315     6.543              Yield to Maturity (%)
99.75                                    5.873    5.902      5.959   6.018     6.134              Yield to Maturity (%)
100.00                                   5.713    5.714      5.717   5.721     5.727              Yield to Maturity (%)
100.25                                   5.553    5.528      5.476   5.427     5.322              Yield to Maturity (%)
100.50                                   5.395    5.342      5.237   5.133     4.919              Yield to Maturity (%)
100.75                                   5.237    5.157      4.999   4.841     4.518              Yield to Maturity (%)
101.00                                   5.079    4.973      4.761   4.551     4.120              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------


CLASS A-2 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                           4.63     3.97      3.06     2.48      1.80     Weighted Average Life (years)
                                          11/99    05/99     09/98    05/98     11/97      First Principal Payment Date
                                          07/02    09/01     07/00    10/99     11/98       Last Principal Payment Date
99.00                                     7.243    7.270     7.327    7.384     7.500             Yield to Maturity (%)
99.25                                     7.177    7.195     7.232    7.270     7.346             Yield to Maturity (%)
99.50                                     7.112    7.120     7.138    7.156     7.192             Yield to Maturity (%)
99.75                                     7.046    7.045     7.044    7.042     7.039             Yield to Maturity (%)
100.00                                    6.981    6.971     6.950    6.929     6.886             Yield to Maturity (%)
100.25                                    6.916    6.896     6.856    6.816     6.734             Yield to Maturity (%)
100.50                                    6.851    6.822     6.763    6.703     6.582             Yield to Maturity (%)
100.75                                    6.786    6.749     6.670    6.591     6.431             Yield to Maturity (%)
101.00                                    6.722    6.675     6.578    6.479     6.280             Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may no be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-3 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                           7.26     6.37      5.04     4.04      2.90     Weighted Average Life (years)
                                          07/02    09/01     07/00    10/99     11/98      First Principal Payment Date
                                          05/05    05/04     11/02    08/01     02/00       Last Principal Payment Date
99.00                                    7.441    7.455     7.486    7.522     7.594              Yield to Maturity (%)
99.25                                    7.395    7.404     7.424    7.448     7.495              Yield to Maturity (%)
99.50                                    7.349    7.353     7.363    7.374     7.396              Yield to Maturity (%)
99.75                                    7.303    7.303     7.301    7.300     7.297              Yield to Maturity (%)
100.00                                   7.258    7.252     7.240    7.226     7.198              Yield to Maturity (%)
100.25                                   7.212    7.202     7.179    7.153     7.100              Yield to Maturity (%)
100.50                                   7.167    7.151     7.119    7.080     7.002              Yield to Maturity (%)
100.75                                   7.121    7.101     7.058    7.007     6.905              Yield to Maturity (%)
101.00                                   7.076    7.051     6.998    6.934     6.808              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

CLASS A-4 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------

                                          10.06     8.98      7.29     5.92      4.03     Weighted Average Life (years)
                                          05/05    05/04     11/02    08/01     02/00      First Principal Payment Date
                                          11/07    10/06     12/04    06/03     03/01       Last Principal Payment Date
99.00                                    7.722    7.731     7.749    7.772     7.830              Yield to Maturity (%)
99.25                                    7.685    7.691     7.703    7.718     7.755              Yield to Maturity (%)
99.50                                    7.649    7.651     7.657    7.663     7.680              Yield to Maturity (%)
99.75                                    7.612    7.611     7.610    7.609     7.606              Yield to Maturity (%)
100.00                                   7.575    7.572     7.564    7.555     7.531              Yield to Maturity (%)
100.25                                   7.539    7.533     7.519    7.501     7.457              Yield to Maturity (%)
100.50                                   7.503    7.493     7.473    7.447     7.384              Yield to Maturity (%)
100.75                                   7.466    7.454     7.427    7.394     7.310              Yield to Maturity (%)
101.00                                   7.430    7.415     7.382    7.340     7.237              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may no be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

                OAKWOOD MORTGAGE INVESTORS, SERIES 1996-B


CLASS A-5 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------

                                          13.83    12.53     10.47     8.78      6.18     Weighted Average Life (years)
                                          11/07    10/06     12/04    06/03     03/01      First Principal Payment Date
                                          05/13    02/12     08/09    09/07     09/04       Last Principal Payment Date
99.00                                    8.014    8.019     8.029    8.042     8.076              Yield to Maturity (%)
99.25                                    7.983    7.986     7.993    8.001     8.023              Yield to Maturity (%)
99.50                                    7.952    7.953     7.956    7.960     7.970              Yield to Maturity (%)
99.75                                    7.921    7.921     7.920    7.919     7.916              Yield to Maturity (%)
100.00                                   7.891    7.888     7.884    7.878     7.863              Yield to Maturity (%)
100.25                                   7.860    7.856     7.848    7.838     7.811              Yield to Maturity (%)
100.50                                   7.830    7.824     7.812    7.797     7.758              Yield to Maturity (%)
100.75                                   7.799    7.792     7.776    7.757     7.706              Yield to Maturity (%)
101.00                                   7.769    7.760     7.740    7.716     7.653              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

CLASS A-6 CERTIFICATES: DATA AT VARIOUS ASSUMED PRICES AND PERCENTAGES OF MHP (SUBJECT TO CHANGE) (TO THE 10% CALL)

- -------------------------------------------------------------------------------------------------------------------------
                                                  MHP PREPAYMENT ASSUMPTION
   PRICE (%)                              75%      100%     150%      200%     300%
- -------------------------------------------------------------------------------------------------------------------------
                                          16.96    15.80     13.38    11.45      8.88     Weighted Average Life (years)
                                          05/13    02/12     08/09    09/07     09/04      First Principal Payment Date
                                          07/13    05/12     12/09    01/08     07/05       Last Principal Payment Date
99.00                                    8.626    8.629     8.636    8.644     8.660              Yield to Maturity (%)
99.25                                    8.597    8.599     8.603    8.608     8.619              Yield to Maturity (%)
99.50                                    8.568    8.569     8.571    8.573     8.577              Yield to Maturity (%)
99.75                                    8.540    8.539     8.538    8.537     8.536              Yield to Maturity (%)
100.00                                   8.511    8.510     8.506    8.502     8.494              Yield to Maturity (%)
100.25                                   8.482    8.480     8.474    8.467     8.453              Yield to Maturity (%)
100.50                                   8.454    8.451     8.442    8.432     8.412              Yield to Maturity (%)
100.75                                   8.426    8.422     8.410    8.398     8.371              Yield to Maturity (%)
101.00                                   8.398    8.392     8.379    8.363     8.330              Yield to Maturity (%)
- -------------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may no be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)